EXHIBIT 10.2
FIRST AMENDMENT
TO
EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement (this “First Amendment”) is effective January 1, 2019 (the “Effective Date”) by and between Live Nation Worldwide, Inc., a Delaware corporation (“Live Nation”), and John M. Hopmans (the “Employee”).

WHEREAS, the parties entered into an Employment Agreement dated January 1, 2015 (the “Original Agreement”).

WHEREAS, the parties desire to amend the Original Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements included in this First Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.    The first sentence of Section 1 (“TERM OF EMPLOYMENT”) of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“The Employee’s term of employment will start on the Effective Date and ends on the close of business on March 31, 2019 (the “Term”), unless terminated earlier pursuant to the terms set forth in Section 5 below.”

2.    The Original Agreement is and shall continue to be in full force and effect, except as amended by this First Amendment, and except that all references in the Original Agreement to the “Agreement” or words of like import referring to the Original Agreement shall mean the Original Agreement as amended by this First Amendment. If there is conflict between this First Amendment and the Original Agreement, the terms of this First Amendment will prevail.

3.    Any and all defined terms which are not explicitly defined herein shall have the meaning ascribed to them in the Original Agreement.

4.    This First Amendment may be signed in counterpart originals, which collectively shall have the same legal effect as if all signatures appeared on the same physical document. This First Amendment may be signed and exchanged by electronic or facsimile transmission, with the same legal effect as if the signatures had appeared in original handwriting on the same physical document.

IN WITNESS WHEREOF, the parties have duly executed and delivered this First Amendment effective as of the date first written above.

THE EMPLOYEE
Date:	March 12, 2019	/s/ John M. Hopmans
John M. Hopmans

LIVE NATION WORLDWIDE, INC.

Date:	March 12, 2019	By: /s/ Kathy Willard
Name: Kathy Willard
Title: EVP and Chief Financial Officer

[Signature Page to First Amendment]